UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Short Duration Diversified Income Fund (EVG)
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2023
Eaton Vance
Short Duration Diversified Income Fund

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended October 31, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were positive during the period -- buoyed by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, many economists and market observers came around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the U.S. economy in for a soft landing without a recession.
One persistent cloud over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final three months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer. As a result, shorter-duration bonds generally outperformed longer-duration bonds for the period as a whole.
Against the backdrop of aggressive monetary tightening, U.S. Treasurys were one of the worst-performing major fixed-income asset classes during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.63%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 2.77% during the period.
High yield bonds were strong performers, with the Bloomberg U.S. Corporate High Yield Index returning 6.23% during the period. With a resilient U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 3.51%.
Senior loans were among the few asset classes to benefit from rising interest rates, with the Morningstar® LSTA® US Leveraged Loan IndexSM, a broad measure of the asset class, returning 11.92% -- outperforming virtually every other major U.S. fixed-income asset class during the period.
However, mortgage-backed securities (MBS) were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.82% during the period. As the Fed reduced its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the regional banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led MBS prices to fall and the asset class to deliver negative returns during the period.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Short Duration Diversified Income Fund (the Fund) returned 10.20% at net asset value of its common shares (NAV). The Fund outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 0.36% during the period. In addition, the Fund outperformed its custom benchmark -- consisting of 33.33% Morningstar® LSTA® US Leveraged Loan IndexSM (the Loan Index), 33.33% ICE BofA U.S. Mortgage-Backed Securities Index (the MBS Index), and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread Index (the EMD Index) -- which returned 7.08% during the period.
The Fund’s use of investment leverage, which is not employed by the Index, contributed to performance versus the Index. The use of leverage magnifies exposure to the underlying investments in both up and down market environments. During a period of generally positive returns for the underlying allocations of the Fund, leverage contributed to Index-relative performance.
The Fund’s allocation to emerging-market debt -- comprising a mix of emerging-market bonds and derivative positions -- contributed to performance and meaningfully outperformed the EMD Index during the period. Overweight sovereign credit positions in Sri Lanka and Suriname also contributed to EMD Index-relative performance as both countries made considerable progress in their debt restructuring plans with bond holders. An overweight exposure to Romanian sovereign credit contributed as well. In contrast, top detractors from EMD Index-relative performance included an overweight exposure to Mexican sovereign credit, and underweight exposures to Colombian and Indonesian sovereign credit.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

The Fund’s exposure to floating-rate corporate loans contributed to returns relative to the Index, but trailed the Loan Index during the period. Selections within the software and metals & mining segments detracted most from performance relative to the Loan Index, although this was partially offset by positive selections within the health care and professional services segments. Meanwhile, the loan allocation’s underweight exposure to BBB-rated loans, which trailed the broader Loan Index’s returns, benefited Loan Index-relative performance during the period.
The Fund’s allocation to agency mortgage-backed securities (MBS) detracted from performance relative to the Index. However, the allocation slightly outperformed the MBS Index. Elevated interest rate volatility for much of the period -- as well as a challenging supply-demand environment due to the U.S. Federal Reserve’s quantitative tightening program and regional banking pressures -- led to relatively weak performance versus the Index in the agency MBS sector. Outperformance within the MBS sleeve relative to the MBS Index was due to the Fund’s allocation to specified pools and interest-only MBS. In addition to their higher yields, interest-only MBS were generally positively impacted by rising interest rates. The Fund’s allocation to collateralized mortgage obligations detracted from performance relative to the MBS Index during the period.
The Fund’s out-of-Index exposure to collateralized loan obligation (CLO) debt within the Fund’s senior loan category contributed meaningfully to the Fund’s return versus the Index during the period. The Fund was primarily allocated to BB-rated CLO debt, which returned 23.86% during the period. Elsewhere, the Fund’s allocations to commercial MBS detracted from Index-relative performance, as this portion of the Fund returned -5.81% during the period. Meanwhile, the Fund’s high yield corporate bond allocation returned 5.28% during the period, outpacing the Index and contributing to Index-relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Catherine C. McDermott, Andrew Szczurowski, CFA, Akbar A. Causer and Federico Sequeda, CFA
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	10.20%	1.62%	3.06%
Fund at Market Price	—	2.86	3.59	3.58

Bloomberg U.S. Aggregate Bond Index	—	0.36%	(0.06)%	0.88%
Blended Index	—	7.08	1.48	—
% Premium/Discount to NAV[3]
As of period end	(5.24)%
Distributions [4]
Total Distributions per share for the period	$0.978
Distribution Rate at NAV	8.62%
Distribution Rate at Market Price	9.09
% Total Leverage[5]
Borrowings	12.30%
Derivatives	19.72
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Including the Fund’s use of leverage, Asset Allocation as a percentage of the Fund’s net assets amounted to 128.7%.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
Principal Strategies. The Fund will invest at least 25% of its net assets in each of the following three investment categories: (i) senior, secured floating rate loans made to corporate and other business entities, which are typically rated below investment grade (“Senior Loans”); (ii) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies; and (iii) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund may invest without limit, within its Senior Loans category, in collateralized loan obligations (“CLOs”) and in U.S. corporate debt obligations rated below investment grade (“U.S. High Yield Bonds”), commonly referred to as “junk” bonds.
At least 80% of the Fund’s total leveraged assets will be invested in its three principal investment categories, including through the use of derivatives; the Fund’s exposure to each of these categories will equal at least 25% of the Fund’s net assets, including through the use of derivatives.  Total leveraged assets are net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward foreign currency contracts, futures contracts and swaps held by the Fund. The Fund may obtain investment exposures through long or short positions in derivative instruments, including derivatives with U.S. High Yield Bonds as reference instruments (such as credit default swap indices), and through investment in other investment companies. The Fund may enter into forward commitments to buy or sell agency mortgage-backed securities (to-be-announced transaction, or “TBAs”).
The Fund may also invest in investment grade bonds, including corporate bonds, asset-backed securities and commercial mortgage-backed securities (“CMBS”), and other permitted investments. The Fund is required to maintain (i) a weighted average portfolio credit quality of investment grade, which is at least BBB- as determined by S&P Global Ratings or Fitch Ratings Inc., or Baa3 as determined by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the adviser and (ii) a duration of no more than three years, including the effect of leverage.
The Fund may execute short sales of sovereign bonds and may enter into reverse repurchase agreements.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s net asset value (“NAV”) of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.
When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio.
Principal Risks
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Market Risk. The value of investments held by the Fund may increase or decrease in response to, social,  economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated United States debt issuer.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Sukuk. The Fund may invest in Sukuk, which are foreign or emerging market securities based on Islamic principles. Sukuk are securities with cash flows similar to conventional bonds, issued by an issuer, which is usually a special purpose vehicle incorporated by the sovereign or corporate entity seeking financing, to obtain an upfront payment in exchange for an income stream and a future promise to return capital. Such income stream may or may not be linked to a tangible asset. For Sukuk that are not linked to a tangible asset, the Sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments or distributions to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for Sukuk. For Sukuk linked to a tangible asset, the Fund will not have a direct interest in, or recourse to, the underlying asset or pool of assets. Sukuk involve many of the same risks that conventional bonds incur, such as credit risk and interest rate risk, as well as the risks associated with foreign or emerging market securities. In addition to these risks, there are certain risks specific to Sukuk, such as those relating to their structures.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Transition and Associated Risk. The London Interbank Offered Rate or LIBOR historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR ceased publishing certain LIBOR settings on December 31, 2021, and ceased publishing the remaining LIBOR settings on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The Fund has exposure to instruments that were historically based on LIBOR. The impact of the transition away from LIBOR on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restriction may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, CMBS, automobile receivables or credit card receivables, and include CLOs and stripped securities. Interests in CLOs are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with the proceeds under the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements are considered to be a form of borrowing by the Fund (and a loan from the counterparty), they create leverage.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.
U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Cash and Money Market Instruments; Temporary Defensive Positions. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an affiliated investment company that invests in such instruments. During unusual market conditions, including for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments, which may be inconsistent with its investment objective(s) and other policies, and as such, the Fund may not achieve its investment objective(s) during this period. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions. The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculating its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objectives. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund’s Declaration of Trust, the Fund Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.
Important Notice to Shareholders
The following information in this annual report is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased this Fund.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Prior to October 18, 2023, the Fund’s portfolio management team included Akbar A. Causer, Catherine M. McDermott, Federico Sequeda, Andrew Szczurowski and Eric Stein.  Effective October 18, 2023, the Fund’s portfolio management team includes Akbar A. Causer, Catherine M. McDermott, Federico Sequeda and Andrew Szczurowski.
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread Index is the spread component of the J.P. Morgan EMBI Global Diversified. J.P. Morgan EMBI Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. The J.P. Morgan EMBI Global Diversified Spread Index commenced on July 27, 2016; accordingly the Ten Years return is not available. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 33.33% Morningstar® LSTA®
US Leveraged Loan IndexSM, 33.33% ICE BofA U.S. Mortgage-Backed Securities Index and 33.34% J.P. Morgan EMBI Global Diversified Spread Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Endnotes and Additional Disclosures — continued

Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 19.3%
Security	Principal Amount (000's omitted)	Value
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 12.566%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	$2,000	$ 1,757,694
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 11.807%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	1,000	853,784
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 11.476%, (3 mo. SOFR + 6.111%), 5/15/30(1)(2)	1,000	856,831
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 12.156%, (3 mo. SOFR + 6.761%), 1/14/32(1)(2)	2,000	1,668,694
Series 2014-4RA, Class D, 11.306%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,000	804,328
Series 2015-5A, Class DR, 12.377%, (3 mo. SOFR + 6.961%), 1/20/32(1)(2)	1,000	817,725
Carlyle US CLO, Ltd., Series 2022-6A, Class DR, 10.13%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	1,000	1,003,401
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 12.301%, (3 mo. SOFR + 6.906%), 10/15/30(1)(2)	1,440	1,293,682
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 10.927%, (3 mo. SOFR + 5.511%), 4/20/31(1)(2)	1,000	902,158
Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	1,250	1,106,564
Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 11.677%, (3 mo. SOFR + 6.262%), 1/20/31(1)(2)	2,000	1,872,446
Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 11.427%, (3 mo. SOFR + 6.011%), 1/20/31(1)(2)	2,000	1,853,692
Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 11.74%, (3 mo. SOFR + 6.362%), 4/25/29(1)(2)	3,000	2,798,727
Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 11.594%, (3 mo. SOFR + 6.182%), 10/21/30(1)(2)	3,000	2,786,799
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	637	574,273
Octagon 68, Ltd., Series 2023-1A, Class D, 10/20/36(1)(3)	1,000	1,000,000
Palmer Square CLO, Ltd., Series 2013-2A, Class DRR, 11.514%, (3 mo. SOFR + 6.111%), 10/17/31(1)(2)	2,000	1,873,650
Regatta IX Funding, Ltd., Series 2017-1A, Class E, 11.664%, (3 mo. SOFR + 6.262%), 4/17/30(1)(2)	2,000	1,854,610
Voya CLO, Ltd., Series 2015-3A, Class DR, 11.877%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	2,000	1,601,934
Total Asset-Backed Securities (identified cost $29,893,316)		$ 27,280,992

Collateralized Mortgage Obligations — 11.7%
Security	Principal Amount (000's omitted)	Value
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 10/1/27, 8/25/54(1)(4)	$471	$ 412,386
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	133	131,510
Series 2167, Class BZ, 7.00%, 6/15/29	124	123,945
Series 2182, Class ZB, 8.00%, 9/15/29	197	200,402
Series 4273, Class PU, 4.00%, 11/15/43	420	357,972
Series 5035, Class AZ, 2.00%, 11/25/50	553	223,381
Series 5327, Class B, 6.00%, 8/25/53	1,000	954,179
Interest Only:(5)
Series 362, Class C7, 3.50%, 9/15/47	1,011	185,916
Series 2631, Class DS, 1.665%, (6.986% - 30-day average SOFR), 6/15/33(6)	162	3,310
Series 2770, Class SH, 1.665%, (6.986% - 30-day average SOFR), 3/15/34(6)	495	45,358
Series 2981, Class CS, 1.285%, (6.606% - 30-day average SOFR), 5/15/35(6)	255	13,096
Series 3114, Class TS, 1.215%, (6.536% - 30-day average SOFR), 9/15/30(6)	436	13,401
Series 3339, Class JI, 1.155%, (6.476% - 30-day average SOFR), 7/15/37(6)	828	62,870
Series 4109, Class ES, 0.715%, (6.036% - 30-day average SOFR), 12/15/41(6)	31	2,417
Series 4163, Class GS, 0.765%, (6.086% - 30-day average SOFR), 11/15/32(6)	1,256	58,402
Series 4169, Class AS, 0.815%, (6.136% - 30-day average SOFR), 2/15/33(6)	678	29,748
Series 4203, Class QS, 0.815%, (6.136% - 30-day average SOFR), 5/15/43(6)	654	32,342
Series 4370, Class IO, 3.50%, 9/15/41	74	1,992
Series 4497, Class CS, 0.765%, (6.086% - 30-day average SOFR), 9/15/44(6)	171	2,348
Series 4507, Class EI, 4.00%, 8/15/44	796	104,890
Series 4629, Class QI, 3.50%, 11/15/46	509	104,283
Series 4644, Class TI, 3.50%, 1/15/45	412	61,965
Series 4744, Class IO, 4.00%, 11/15/47	489	97,350
Series 4749, Class IL, 4.00%, 12/15/47	382	76,337
Series 4768, Class IO, 4.00%, 3/15/48	451	90,405
Series 4772, Class PI, 4.00%, 1/15/48	327	65,480
Series 4966, Class SY, 0.615%, (5.936% - 30-day average SOFR), 4/25/50(6)	1,790	166,720
Principal Only:(7)
Series 3309, Class DO, 0.00%, 4/15/37	406	303,400
Series 4478, Class PO, 0.00%, 5/15/45	170	115,414
Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	4	3,902
Series 1997-38, Class N, 8.00%, 5/20/27	57	58,169
Series 2007-74, Class AC, 5.00%, 8/25/37	462	450,269

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2011-49, Class NT, 6.00%, (64.855% - 30-day average SOFR x 10.00, Cap 6.00%), 6/25/41(6)	$127	$ 115,523
Series 2012-134, Class ZT, 2.00%, 12/25/42	491	373,090
Series 2013-6, Class TA, 1.50%, 1/25/43	278	232,473
Series 2015-74, Class SL, 0.00%, (2.282% - 30-day average SOFR x 0.587, Floor 0.00%), 10/25/45(6)	867	433,943
Series 2017-15, Class LE, 3.00%, 6/25/46	45	43,578
Interest Only:(5)
Series 2004-46, Class SI, 0.565%, (5.886% - 30-day average SOFR), 5/25/34(6)	291	7,870
Series 2005-17, Class SA, 1.265%, (6.586% - 30-day average SOFR), 3/25/35(6)	438	31,171
Series 2006-42, Class PI, 1.155%, (6.476% - 30-day Average SOFR), 6/25/36(6)	599	43,594
Series 2006-44, Class IS, 1.165%, (6.486% - 30-day average SOFR), 6/25/36(6)	540	36,065
Series 2007-50, Class LS, 1.015%, (6.336% - 30-day average SOFR), 6/25/37(6)	446	30,216
Series 2008-26, Class SA, 0.765%, (6.086% - 30-day average SOFR), 4/25/38(6)	563	41,616
Series 2008-61, Class S, 0.665%, (5.986% - 30-day average SOFR), 7/25/38(6)	879	43,387
Series 2010-109, Class PS, 1.165%, (6.486% - 30-day average SOFR), 10/25/40(6)	893	55,135
Series 2010-147, Class KS, 0.515%, (5.836% - 30-day Average SOFR), 1/25/41(6)	1,070	31,038
Series 2012-52, Class AI, 3.50%, 8/25/26	87	2,166
Series 2012-118, Class IN, 3.50%, 11/25/42	1,166	230,245
Series 2012-150, Class PS, 0.715%, (6.036% - 30-day average SOFR), 1/25/43(6)	1,822	136,022
Series 2012-150, Class SK, 0.715%, (6.036% - 30-day average SOFR), 1/25/43(6)	768	60,149
Series 2013-23, Class CS, 0.815%, (6.136% - 30-day average SOFR), 3/25/33(6)	689	29,931
Series 2014-32, Class EI, 4.00%, 6/25/44	187	33,229
Series 2014-55, Class IN, 3.50%, 7/25/44	428	87,074
Series 2014-80, Class BI, 3.00%, 12/25/44	1,001	177,513
Series 2014-89, Class IO, 3.50%, 1/25/45	354	75,581
Series 2015-14, Class KI, 3.00%, 3/25/45	782	128,617
Series 2015-52, Class MI, 3.50%, 7/25/45	416	83,510
Series 2015-57, Class IO, 3.00%, 8/25/45	1,824	320,999
Series 2015-93, Class BS, 0.715%, (6.036% - 30-day average SOFR), 8/25/45(6)	450	18,010
Series 2018-21, Class IO, 3.00%, 4/25/48	792	140,872
Series 2020-23, Class SP, 0.615%, (5.936% - 30-day average SOFR), 2/25/50(6)	1,411	132,952
Series 2020-45, Class IJ, 2.50%, 7/25/50	1,984	274,218
Principal Only:(7) Series 2006-8, Class WQ, 0.00%, 3/25/36	389	306,774
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 9.185%, (30-day average SOFR + 3.864%), 3/25/50(1)(2)	$998	$ 958,647
Government National Mortgage Association:
Series 2021-160, Class NZ, 3.00%, 9/20/51	304	147,138
Series 2022-189, Class US, 3.222%, (22.733% - 30-day average SOFR x 3.667), 11/20/52(6)	280	253,598
Series 2023-56, Class ZE, 6.00%, 4/20/53	1,030	919,335
Series 2023-96, Class BL, 6.00%, 7/20/53	1,000	951,076
Series 2023-97, Class CB, 6.00%, 7/20/53	1,000	966,960
Series 2023-115, Class AL, 6.00%, 8/20/53	500	476,246
Series 2023-149, Class S, 5.505%, (21.45% - 30-day average SOFR x 3.00%), 10/20/53(6)	1,000	969,327
Interest Only:(5)
Series 2017-121, Class DS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 8/20/47(6)	809	22,894
Series 2020-146, Class IQ, 2.00%, 10/20/50	5,546	615,966
Series 2021-131, Class QI, 3.00%, 7/20/51	3,301	418,177
Series 2021-193, Class IU, 3.00%, 11/20/49	6,298	857,457
Series 2021-209, Class IW, 3.00%, 11/20/51	4,804	630,777
Total Collateralized Mortgage Obligations (identified cost $27,454,913)		$ 16,497,718

Commercial Mortgage-Backed Securities — 8.1%
Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(8)	$795	$ 269,794
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(8)	1,605	369,682
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.541%, 2/15/50(1)(8)	700	462,400
COMM Mortgage Trust, Series 2013-CR11, Class D, 4.54%, 8/10/50(1)(8)	2,696	2,417,328
CSMC Trust, Series 2020-TMIC, Class A, 8.95%, (1 mo. SOFR + 3.614%), 12/15/35(1)(2)	1,000	998,979
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.559%, 9/15/47(1)(8)	1,850	1,211,602
Series 2014-C25, Class D, 3.933%, 11/15/47(1)(8)	360	152,825
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.281%, 6/15/47(8)(9)	240	219,763
Series 2016-C29, Class D, 3.00%, 5/15/49(1)(9)	1,000	724,848
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(8)(9)	250	165,101
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)(9)	1,000	523,854
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class D, 3.97%, 4/10/46(1)(8)	988	819,152

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
VMC Finance, LLC, Series 2021-HT1, Class B, 9.949%, (1 mo. SOFR + 4.614%), 1/18/37(1)(2)	$1,000	$ 950,022
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class D, 3.955%, 7/15/46(1)(8)	2,000	395,794
Series 2015-C31, Class D, 3.852%, 11/15/48	922	701,242
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,000	710,071
Series 2016-C36, Class D, 2.942%, 11/15/59(1)	500	290,646
Total Commercial Mortgage-Backed Securities (identified cost $15,456,506)		$ 11,383,103

Common Stocks — 0.3%
Security	Shares	Value
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(10)(11)	2,596	$ 54,516
Phoenix Services International, LLC(10)(11)	2,365	22,467
Phoenix Services International, LLC(10)(11)	216	2,052
		$ 79,035
Electronics/Electrical — 0.0%(12)
Skillsoft Corp.(10)(11)	585	$ 10,998
		$ 10,998
Entertainment — 0.0%(12)
New Cineworld, Ltd.(10)(11)	2,436	$ 52,070
		$ 52,070
Health Care — 0.0%
Akorn Holding Company, LLC, Class A(10)(11)(13)	6,053	$ 0
		$ 0
Household Durables — 0.2%
Serta Simmons Bedding, Inc.(10)(11)	17,110	$ 239,540
Serta SSB Equipment Co.(10)(11)(13)	17,110	0
		$ 239,540
Investment Companies — 0.0%
Jubilee Topco, Ltd., Class A(10)(11)(13)	79,130	$ 0
		$ 0
Nonferrous Metals/Minerals — 0.0%(12)
ACNR Holdings, Inc., Class A(10)(11)	587	$ 50,189
		$ 50,189
Security	Shares	Value
Oil and Gas — 0.0%(12)
AFG Holdings, Inc.(10)(11)(13)	3,122	$ 6,181
McDermott International, Ltd.(10)(11)	12,407	3,350
		$ 9,531
Pharmaceuticals — 0.0%(12)
Covis Midco 1 S.a.r.l., Class A(10)(11)	88	$ 44
Covis Midco 1 S.a.r.l., Class B(10)(11)	88	45
Covis Midco 1 S.a.r.l., Class C(10)(11)	88	45
Covis Midco 1 S.a.r.l., Class D(10)(11)	88	45
Covis Midco 1 S.a.r.l., Class E(10)(11)	88	45
		$ 224
Telecommunications — 0.0%
Global Eagle Entertainment(10)(11)(13)	3,588	$ 0
		$ 0
Total Common Stocks (identified cost $796,849)		$ 441,587

Corporate Bonds — 12.8%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.5%
Bombardier, Inc., 7.875%, 4/15/27(1)	$136	$ 131,015
Rolls-Royce PLC, 5.75%, 10/15/27(1)	200	189,762
TransDigm, Inc.:
4.625%, 1/15/29	100	86,337
4.875%, 5/1/29	150	130,146
6.25%, 3/15/26(1)	179	175,045
		$ 712,305
Automotive — 0.6%
Clarios Global, L.P./Clarios US Finance Co.:
6.25%, 5/15/26(1)	$116	$ 113,520
8.50%, 5/15/27(1)	642	633,301
Ford Motor Co., 4.75%, 1/15/43	224	155,881
		$ 902,702
Building and Development — 0.4%
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	$500	$ 398,526
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(1)	192	177,701
		$ 576,227

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Business Equipment and Services — 0.6%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	$250	$ 227,930
Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(1)	185	160,907
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	460	443,265
		$ 832,102
Cable and Satellite Television — 0.4%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.75%, 3/1/30(1)	$75	$ 61,976
5.50%, 5/1/26(1)	500	477,331
		$ 539,307
Chemicals — 0.1%
W.R. Grace Holdings, LLC, 5.625%, 8/15/29(1)	$100	$ 77,596
		$ 77,596
Commercial Services — 0.2%
APi Group DE, Inc., 4.75%, 10/15/29(1)	$300	$ 257,199
		$ 257,199
Computers — 0.4%
McAfee Corp., 7.375%, 2/15/30(1)	$200	$ 160,174
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	362	342,922
		$ 503,096
Distribution & Wholesale — 0.1%
Performance Food Group, Inc., 5.50%, 10/15/27(1)	$172	$ 161,013
		$ 161,013
Diversified Financial Services — 0.2%
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.875%, 5/1/27(1)	$400	$ 308,066
		$ 308,066
Drugs — 0.2%
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(14)	$500	$ 336,250
		$ 336,250
Ecological Services and Equipment — 0.3%
Covanta Holding Corp., 5.00%, 9/1/30	$200	$ 155,137
GFL Environmental, Inc., 4.75%, 6/15/29(1)	238	208,586
		$ 363,723
Security	Principal Amount (000's omitted)	Value
Electronics/Electrical — 0.3%
Imola Merger Corp., 4.75%, 5/15/29(1)	$291	$ 253,943
Sensata Technologies, Inc., 4.375%, 2/15/30(1)	189	159,958
		$ 413,901
Engineering & Construction — 0.2%
VM Consolidated, Inc., 5.50%, 4/15/29(1)	$370	$ 328,018
		$ 328,018
Entertainment — 0.5%
Allwyn Entertainment Financing UK PLC, 7.875%, 4/30/29(1)	$200	$ 198,192
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	325	322,296
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	100	89,444
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)	150	127,631
		$ 737,563
Financial Intermediaries — 0.3%
Ford Motor Credit Co., LLC:
3.625%, 6/17/31	$206	$ 162,956
4.125%, 8/17/27	300	272,691
		$ 435,647
Financial Services — 0.6%
Vietnam Debt and Asset Trading Corp., 1.00%, 10/10/25(15)	$1,060	$ 901,000
		$ 901,000
Health Care — 1.2%
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)	$170	$ 164,263
LifePoint Health, Inc., 5.375%, 1/15/29(1)	547	331,938
Medline Borrower, L.P., 5.25%, 10/1/29(1)	500	426,103
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	296	241,771
Option Care Health, Inc., 4.375%, 10/31/29(1)	400	334,751
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	150	127,762
		$ 1,626,588
Insurance — 0.7%
HUB International, Ltd., 7.00%, 5/1/26(1)	$948	$ 923,671
		$ 923,671
Internet Software & Services — 0.2%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	$400	$ 331,732
		$ 331,732

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Leisure Goods/Activities/Movies — 0.7%
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	$200	$ 182,436
NCL Corp., Ltd., 5.875%, 2/15/27(1)	375	345,553
Viking Cruises, Ltd., 5.875%, 9/15/27(1)	540	486,974
		$ 1,014,963
Media — 0.0%(12)
iHeartCommunications, Inc.:
6.375%, 5/1/26	$27	$ 22,112
8.375%, 5/1/27	49	30,152
		$ 52,264
Metals/Mining — 0.3%
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	$112	$ 111,482
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	200	188,580
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	150	139,762
		$ 439,824
Nonferrous Metals/Minerals — 0.4%
First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)	$200	$ 187,908
New Gold, Inc., 7.50%, 7/15/27(1)	381	357,875
		$ 545,783
Oil and Gas — 1.1%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	$250	$ 240,584
Permian Resources Operating, LLC, 7.75%, 2/15/26(1)	750	750,137
Petroleos Mexicanos:
5.35%, 2/12/28	30	24,234
6.35%, 2/12/48	71	39,199
6.50%, 3/13/27	101	89,180
6.875%, 8/4/26	367	339,095
		$ 1,482,429
Pipelines — 0.2%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	$100	$ 95,673
Cheniere Energy Partners, L.P., 4.50%, 10/1/29	71	63,628
Venture Global LNG, Inc., 8.125%, 6/1/28(1)	150	145,738
		$ 305,039
Publishing — 0.1%
McGraw-Hill Education, Inc., 5.75%, 8/1/28(1)	$134	$ 113,083
		$ 113,083
Security	Principal Amount (000's omitted)	Value
Radio and Television — 0.1%
Outfront Media Capital, LLC/Outfront Media Capital Corp., 5.00%, 8/15/27(1)	$150	$ 133,371
		$ 133,371
Real Estate Investment Trusts (REITs) — 0.0%(12)
VICI Properties, L.P./VICI Note Co., Inc., 5.75%, 2/1/27(1)	$44	$ 42,152
		$ 42,152
Retail — 0.3%
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28(1)	$44	$ 44,439
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	400	344,727
Kohl's Corp., 4.625%, 5/1/31	108	73,969
		$ 463,135
Retailers (Except Food and Drug) — 0.3%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)	$500	$ 460,804
		$ 460,804
Software and Services — 0.2%
Fair Isaac Corp., 4.00%, 6/15/28(1)	$250	$ 222,905
		$ 222,905
Technology — 0.1%
athenahealth Group, Inc., 6.50%, 2/15/30(1)	$160	$ 130,891
		$ 130,891
Telecommunications — 0.5%
Ciena Corp., 4.00%, 1/31/30(1)	$100	$ 83,437
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)	200	186,657
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	200	181,204
Sprint Capital Corp., 6.875%, 11/15/28	191	196,159
Viasat, Inc., 5.625%, 4/15/27(1)	42	36,704
		$ 684,161
Utilities — 0.5%
Calpine Corp.:
4.50%, 2/15/28(1)	$250	$ 225,657
4.625%, 2/1/29(1)	250	211,359
5.25%, 6/1/26(1)	25	23,950

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Utilities (continued)
NRG Energy, Inc., 3.375%, 2/15/29(1)	$200	$ 163,015
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	70	64,197
		$ 688,178
Total Corporate Bonds (identified cost $18,880,862)		$ 18,046,688

Preferred Stocks — 0.1%
Security	Shares	Value
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., 15.00% (PIK)(10)(11)	277	$ 142,470
Total Preferred Stocks (identified cost $0)		$ 142,470

Senior Floating-Rate Loans — 35.5%(16)
Borrower/Description	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.2%
Dynasty Acquisition Co., Inc.:
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28	154	$ 152,361
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28	66	65,297
		$ 217,658
Airlines — 0.2%
Mileage Plus Holdings, LLC, Term Loan, 10.798%, (SOFR + 5.25%), 6/21/27	94	$ 96,719
SkyMiles IP, Ltd., Term Loan, 9.166%, (SOFR + 3.75%), 10/20/27	240	246,075
		$ 342,794
Auto Components — 0.9%
Adient US, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 4/10/28	79	$ 79,467
Autokiniton US Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 4/6/28	171	167,997
Clarios Global, L.P., Term Loan, 9.074%, (SOFR + 3.75%), 5/6/30	325	324,899
DexKo Global, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28	123	118,181
Garrett LX I S.a.r.l., Term Loan, 8.895%, (SOFR + 3.25%), 4/30/28	98	97,347
Borrower/Description	Principal Amount* (000's omitted)	Value
Auto Components (continued)
Garrett Motion, Inc., Term Loan, 9.883%, (SOFR + 4.50%), 4/30/28	107	$ 107,411
LTI Holdings, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 7/24/26	24	23,020
RealTruck Group, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 1/31/28	195	186,332
Term Loan, 10.406%, (SOFR + 5.00%), 1/31/28	100	95,906
TI Group Automotive Systems, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 12/16/26	62	61,679
		$ 1,262,239
Automobiles — 0.8%
Bombardier Recreational Products, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 5/24/27	770	$ 764,646
MajorDrive Holdings IV, LLC:
Term Loan, 9.652%, (SOFR + 4.00%), 6/1/28	73	71,418
Term Loan, 11.04%, (SOFR + 5.50%), 6/1/29	222	219,686
Thor Industries, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 2/1/26	41	40,939
		$ 1,096,689
Beverages — 0.1%
Arterra Wines Canada, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 11/24/27	146	$ 138,085
City Brewing Company, LLC, Term Loan, 9.164%, (SOFR + 3.50%), 4/5/28	98	72,576
		$ 210,661
Biotechnology — 0.0%(12)
Alkermes, Inc., Term Loan, 7.949%, (SOFR + 2.50%), 3/12/26	68	$ 67,043
		$ 67,043
Building Products — 0.4%
Gardner Denver, Inc., Term Loan, 7.174%, (SOFR + 1.75%), 3/1/27	163	$ 163,870
Ingersoll-Rand Services Company, Term Loan, 7.174%, (SOFR + 1.75%), 3/1/27	37	37,225
LHS Borrower, LLC, Term Loan, 10.174%, (SOFR + 4.75%), 2/16/29	122	107,379
Oscar AcquisitionCo, LLC, Term Loan, 9.99%, (SOFR + 4.50%), 4/29/29	124	120,733
Standard Industries, Inc., Term Loan, 7.953%, (SOFR + 2.50%), 9/22/28	156	156,106
		$ 585,313

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets — 1.1%
Advisor Group, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 8/17/28		169	$ 168,432
Aretec Group, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 10/1/25		191	190,664
Term Loan, 9.924%, (SOFR + 4.50%), 8/9/30		100	97,131
Brookfield Property REIT, Inc., Term Loan, 7.924%, (SOFR + 2.50%), 8/27/25		104	102,985
EIG Management Company, LLC, Term Loan, 9.177%, (SOFR + 3.75%), 2/22/25		47	47,250
FinCo I, LLC, Term Loan, 8.383%, (SOFR + 3.00%), 6/27/29		175	174,650
Franklin Square Holdings, L.P., Term Loan, 7.674%, (SOFR + 2.25%), 8/1/25		71	71,339
Hudson River Trading, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 3/20/28		342	337,215
LPL Holdings, Inc., Term Loan, 7.165%, (SOFR + 1.75%), 11/12/26		193	192,941
Victory Capital Holdings, Inc., Term Loan, 7.772%, (SOFR + 2.25%), 7/1/26		123	122,831
			$ 1,505,438
Chemicals — 1.8%
Aruba Investments, Inc., Term Loan, 9.424%, (SOFR + 4.00%), 11/24/27		98	$ 96,017
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27		109	86,019
Gemini HDPE, LLC, Term Loan, 8.645%, (SOFR + 3.00%), 12/31/27		111	110,349
INEOS Enterprises Holdings II Limited, Term Loan, 7.783%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	25	25,684
INEOS Styrolution US Holding, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/29/26		391	384,809
INEOS US Finance, LLC:
Term Loan, 8.924%, (SOFR + 3.50%), 2/18/30		125	122,623
Term Loan, 9.174%, (SOFR + 3.75%), 11/8/27		498	492,172
Lonza Group AG, Term Loan, 9.415%, (SOFR + 3.93%), 7/3/28		269	228,705
Momentive Performance Materials, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 3/29/28		124	118,778
Nouryon Finance B.V., Term Loan, 9.434%, (SOFR + 4.00%), 4/3/28		164	160,109
Olympus Water US Holding Corporation, Term Loan, 10.39%, (SOFR + 5.00%), 11/9/28		350	348,163
Tronox Finance, LLC, Term Loan, 8.116%, (SOFR + 2.50%), 3/10/28(17)		208	204,511
W.R. Grace & Co.-Conn., Term Loan, 9.402%, (SOFR + 3.75%), 9/22/28		147	145,095
			$ 2,523,034
Borrower/Description	Principal Amount* (000's omitted)	Value
Commercial Services & Supplies — 1.0%
Allied Universal Holdco, LLC, Term Loan, 9.174%, (SOFR + 3.75%), 5/12/28	460	$ 437,219
EnergySolutions, LLC, Term Loan, 9.382%, (SOFR + 4.00%), 9/20/30	147	146,317
Garda World Security Corporation, Term Loan, 9.746%, (SOFR + 4.25%), 10/30/26	170	169,970
GFL Environmental, Inc., Term Loan, 7.912%, (SOFR + 2.50%), 5/31/27	111	111,528
LABL, Inc., Term Loan, 10.424%, (SOFR + 5.00%), 10/29/28	98	92,828
Monitronics International, Inc., Term Loan, 13.145%, (SOFR + 7.50%), 6/30/28	143	144,739
Phoenix Services International, LLC, Term Loan, 11.427%, (SOFR + 6.10%), 6/30/28	28	26,513
Tempo Acquisition, LLC, Term Loan, 8.074%, (SOFR + 2.75%), 8/31/28	124	123,994
TruGreen Limited Partnership, Term Loan, 9.424%, (SOFR + 4.00%), 11/2/27	97	91,463
		$ 1,344,571
Communications Equipment — 0.2%
CommScope, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 4/6/26	264	$ 228,617
		$ 228,617
Consumer Staples Distribution & Retail — 0.1%
Peer Holding III B.V., Term Loan, 10/19/30(18)	150	$ 149,437
		$ 149,437
Containers & Packaging — 0.7%
Berlin Packaging, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 3/11/28(17)	172	$ 167,840
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.599%, (SOFR + 4.18%), 4/13/29	74	71,775
Pregis TopCo Corporation, Term Loan, 9.074%, (SOFR + 3.75%), 7/31/26	96	95,446
Pretium Packaging, LLC, Term Loan - Second Lien, 9.995%, (SOFR + 4.60%), 10/2/28	92	70,121
Proampac PG Borrower, LLC, Term Loan, 10.585%, (SOFR + 4.50%), 9/15/28	175	173,177
Reynolds Group Holdings, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 2/5/26	128	127,762
Term Loan, 8.689%, (SOFR + 3.25%), 9/24/28	147	146,483
Trident TPI Holdings, Inc., Term Loan, 9.652%, (SOFR + 4.00%), 9/15/28	123	121,250
		$ 973,854

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Diversified Consumer Services — 0.2%
Belron Finance US, LLC, Term Loan, 8.057%, (SOFR + 2.43%), 4/13/28	122	$ 122,012
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30	200	200,089
		$ 322,101
Diversified Telecommunication Services — 0.3%
Altice France S.A., Term Loan, 10.894%, (SOFR + 5.50%), 8/15/28	205	$ 182,764
GEE Holdings 2, LLC:
Term Loan, 13.50%, (SOFR + 8.00%), 3/24/25	32	28,816
Term Loan - Second Lien, 13.75%, (SOFR + 8.25%), 7.00% cash, 6.75% PIK, 3/23/26	71	42,821
Virgin Media Bristol, LLC, Term Loan, 8.699%, (SOFR + 3.25%), 1/31/29	175	171,924
		$ 426,325
Electrical Equipment — 0.2%
Brookfield WEC Holdings, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 8/1/25	310	$ 309,653
		$ 309,653
Electronic Equipment, Instruments & Components — 0.6%
Chamberlain Group, Inc., Term Loan, 8.674%, (SOFR + 3.25%), 11/3/28	221	$ 215,052
Creation Technologies, Inc., Term Loan, 11.176%, (SOFR + 5.50%), 10/5/28	148	139,993
II-VI Incorporated, Term Loan, 8.189%, (SOFR + 2.75%), 7/2/29	137	137,016
Mirion Technologies, Inc., Term Loan, 8.402%, (SOFR + 2.75%), 10/20/28	84	83,556
Robertshaw US Holding Corp.:
Term Loan, 13.49%, (SOFR + 8.00%), 8.49% cash, 5.00% PIK, 2/28/27	34	33,909
Term Loan - Second Lien, 12.49%, (SOFR + 7.00%), 2/28/27	142	119,810
Verifone Systems, Inc., Term Loan, 9.653%, (SOFR + 4.00%), 8/20/25	166	155,117
		$ 884,453
Energy Equipment & Services — 0.1%
Ameriforge Group, Inc.:
Term Loan, 16.731%, (SOFR + 13.00%), 12/29/23(13)(19)	11	$ 9,159
Term Loan, 18.456%, (SOFR + 13.00%), 13.456% cash, 5.00% PIK, 12/29/23(13)(17)	90	71,903
Borrower/Description	Principal Amount* (000's omitted)		Value
Energy Equipment & Services (continued)
Lealand Finance Company B.V., Term Loan, 12.439%, (SOFR + 7.00%), 9.439% cash, 3.00% PIK, 6/30/25		31	$ 17,180
			$ 98,242
Engineering & Construction — 0.4%
Aegion Corporation, Term Loan, 10.395%, (SOFR + 4.75%), 5/17/28		74	$ 73,108
American Residential Services, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 10/15/27		97	97,128
Northstar Group Services, Inc., Term Loan, 10.939%, (SOFR + 5.50%), 11/12/26		186	186,121
USIC Holdings, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 5/12/28		166	160,998
			$ 517,355
Entertainment — 0.2%
Crown Finance US, Inc., Term Loan, 7.381%, (SOFR + 1.50%), 7/31/28		52	$ 53,396
Renaissance Holding Corp., Term Loan, 10.074%, (SOFR + 4.75%), 4/5/30		150	148,156
Vue International Bidco PLC:
Term Loan, 12.13%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	12	12,283
Term Loan, 12.63%, (6 mo. EURIBOR + 8.50%), 6.13% cash, 6.50% PIK, 12/31/27	EUR	83	39,086
			$ 252,921
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 7.189%, (1 mo. USD LIBOR + 1.75%), 1/2/26		118	$ 118,014
			$ 118,014
Financial Services — 0.5%
Ditech Holding Corporation, Term Loan, 0.00%, 3/28/24(14)		254	$ 27,945
GTCR W Merger Sub, LLC, Term Loan, 9/20/30(18)		425	422,420
NCR Atleos, LLC, Term Loan, 10.176%, (SOFR + 4.75%), 3/27/29		200	192,041
			$ 642,406
Food & Staples Retailing — 0.1%
US Foods, Inc., Term Loan, 7.439%, (SOFR + 2.00%), 9/13/26		187	$ 186,875
			$ 186,875

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Food Products — 0.2%
Froneri International, Ltd., Term Loan, 7.674%, (SOFR + 2.25%), 1/29/27	290	$ 288,648
		$ 288,648
Health Care Equipment & Supplies — 0.3%
Bayou Intermediate II, LLC, Term Loan, 10.128%, (SOFR + 4.50%), 8/2/28	123	$ 117,900
Gloves Buyer, Inc., Term Loan, 10.439%, (SOFR + 5.00%), 12/29/27	100	96,259
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28	171	164,487
		$ 378,646
Health Care Providers & Services — 1.9%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 9.402%, (SOFR + 3.75%), 9/7/28	147	$ 147,006
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.39%, (SOFR + 8.00%), 1/15/26	145	124,050
Cano Health, LLC, Term Loan, 9.533%, (SOFR + 4.00%), 11/23/27(17)	76	44,586
CHG Healthcare Services, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 9/29/28	147	145,599
CNT Holdings I Corp., Term Loan, 8.926%, (SOFR + 3.50%), 11/8/27	98	97,134
Covis Finco S.a.r.l., Term Loan, 12.04%, (SOFR + 6.50%), 2/18/27	109	78,389
Electron BidCo, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 11/1/28	123	122,038
Ensemble RCM, LLC, Term Loan, 9.233%, (SOFR + 3.75%), 8/3/26	243	243,450
Envision Healthcare Corporation:
Term Loan, 0.00%, 3/31/27(14)	76	90,102
Term Loan - Second Lien, 0.00%, 3/31/27(14)	534	93,527
Medical Solutions Holdings, Inc., Term Loan, 8.773%, (SOFR + 3.25%), 11/1/28	197	184,261
National Mentor Holdings, Inc.:
Term Loan, 9.187%, (SOFR + 3.75%), 3/2/28(17)	319	279,078
Term Loan, 9.24%, (SOFR + 3.75%), 3/2/28	9	8,299
Phoenix Guarantor, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 3/5/26	263	261,101
Radnet Management, Inc., Term Loan, 8.498%, (SOFR + 3.00%), 4/21/28	140	140,122
Select Medical Corporation, Term Loan, 8.324%, (SOFR + 3.00%), 3/6/27	373	372,048
Surgery Center Holdings, Inc., Term Loan, 9.203%, (SOFR + 3.75%), 8/31/26	195	195,212
		$ 2,626,002
Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Technology — 0.9%
Imprivata, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27	171	$ 170,198
MedAssets Software Intermediate Holdings, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 12/18/28	148	117,276
Navicure, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/22/26	242	242,132
PointClickCare Technologies, Inc., Term Loan, 8.765%, (SOFR + 3.00%), 12/29/27	98	97,378
Project Ruby Ultimate Parent Corp., Term Loan, 8.689%, (SOFR + 3.25%), 3/10/28	171	167,550
Symplr Software, Inc., Term Loan, 9.983%, (SOFR + 4.50%), 12/22/27	146	128,771
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25	312	312,381
		$ 1,235,686
Hotels, Restaurants & Leisure — 1.8%
1011778 B.C. Unlimited Liability Company, Term Loan, 7.574%, (SOFR + 2.25%), 9/20/30	844	$ 839,520
Carnival Corporation, Term Loan, 8.689%, (SOFR + 3.25%), 10/18/28	368	362,296
ClubCorp Holdings, Inc., Term Loan, 8.181%, (1 mo. USD LIBOR + 2.75%), 9/18/26	247	241,812
Fertitta Entertainment, LLC, Term Loan, 9.324%, (SOFR + 4.00%), 1/27/29	226	221,111
IRB Holding Corp., Term Loan, 8.424%, (SOFR + 3.00%), 12/15/27	244	241,453
Playa Resorts Holding B.V., Term Loan, 9.585%, (SOFR + 4.25%), 1/5/29	199	198,128
SeaWorld Parks & Entertainment, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 8/25/28	123	122,449
Stars Group Holdings B.V. (The), Term Loan, 7.902%, (SOFR + 2.25%), 7/21/26	343	343,195
		$ 2,569,964
Household Durables — 0.3%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28	269	$ 214,378
Serta Simmons Bedding, LLC, Term Loan, 12.90%, (SOFR + 7.50%), 6/29/28	252	249,662
		$ 464,040
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26	195	$ 190,961
		$ 190,961

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Company L.P., Term Loan, 7.574%, (SOFR + 2.25%), 7/31/30	160	$ 158,598
		$ 158,598
Insurance — 1.4%
Alliant Holdings Intermediate, LLC, Term Loan, 8.835%, (SOFR + 3.50%), 11/5/27	149	$ 148,433
AmWINS Group, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 2/19/28	608	603,452
AssuredPartners, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 2/12/27	24	23,895
HUB International Limited, Term Loan, 9.662%, (SOFR + 4.25%), 6/20/30	546	546,660
NFP Corp., Term Loan, 8.689%, (SOFR + 3.25%), 2/16/27	48	46,809
Ryan Specialty Group, LLC, Term Loan, 8.424%, (SOFR + 3.00%), 9/1/27	267	267,000
USI, Inc., Term Loan, 9.14%, (SOFR + 3.75%), 11/22/29	376	376,112
		$ 2,012,361
Interactive Media & Services — 0.1%
Getty Images, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26	92	$ 92,567
Match Group, Inc., Term Loan, 7.298%, (SOFR + 1.75%), 2/13/27	100	99,719
		$ 192,286
IT Services — 2.4%
Asurion, LLC:
Term Loan, 8.689%, (SOFR + 3.25%), 12/23/26	486	$ 470,675
Term Loan, 8.689%, (SOFR + 3.25%), 7/31/27	39	37,294
Term Loan, 9.424%, (SOFR + 4.00%), 8/19/28	220	210,553
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/31/28	50	43,646
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28	440	409,427
Gainwell Acquisition Corp., Term Loan, 9.49%, (SOFR + 4.00%), 10/1/27	828	793,175
Go Daddy Operating Company, LLC, Term Loan, 7.824%, (SOFR + 2.50%), 11/9/29	578	579,416
Informatica, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 10/27/28	369	369,086
Rackspace Technology Global, Inc., Term Loan, 8.206%, (SOFR + 2.75%), 2/15/28	219	98,883
Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
Sedgwick Claims Management Services, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/24/28		167	$ 166,799
Skopima Merger Sub, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 5/12/28		221	213,924
			$ 3,392,878
Leisure Products — 0.2%
Amer Sports Oyj, Term Loan, 7.948%, (3 mo. EURIBOR + 4.00%), 3/30/26	EUR	263	$ 275,842
			$ 275,842
Life Sciences Tools & Services — 0.5%
Catalent Pharma Solutions, Inc., Term Loan, 7.453%, (SOFR + 2.00%), 2/22/28		144	$ 140,514
Packaging Coordinators Midco, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 11/30/27		220	217,378
Sotera Health Holdings, LLC, Term Loan, 8.395%, (SOFR + 2.75%), 12/11/26		100	99,600
Star Parent, Inc., Term Loan, 9.386%, (3 mo. USD LIBOR + 4.00%), 9/27/30		200	191,396
			$ 648,888
Machinery — 1.7%
Albion Financing 3 S.a.r.l., Term Loan, 10.924%, (SOFR + 5.25%), 8/17/26		221	$ 221,062
Alliance Laundry Systems, LLC, Term Loan, 8.932%, (SOFR + 3.50%), 10/8/27		162	161,972
American Trailer World Corp., Term Loan, 9.174%, (SOFR + 3.75%), 3/3/28		34	32,089
Apex Tool Group, LLC, Term Loan, 10.689%, (SOFR + 5.25%), 2/8/29		264	225,264
Conair Holdings, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 5/17/28		221	204,927
CPM Holdings, Inc., Term Loan, 9.827%, (SOFR + 4.50%), 9/28/28		47	46,561
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30		175	174,891
Filtration Group Corporation, Term Loan, 8.939%, (SOFR + 3.50%), 10/21/28		98	97,388
Gates Global, LLC, Term Loan, 7.924%, (SOFR + 2.50%), 3/31/27		287	287,296
Icebox Holdco III, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/28		123	120,870
SPX Flow, Inc., Term Loan, 9.924%, (SOFR + 4.50%), 4/5/29		174	173,003

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Machinery (continued)
Titan Acquisition Limited, Term Loan, 8.731%, (3 mo. USD LIBOR + 3.00%), 3/28/25	402	$ 395,979
Vertical US Newco, Inc., Term Loan, 9.381%, (SOFR + 3.50%), 7/30/27	194	193,017
		$ 2,334,319
Media — 0.8%
CSC Holdings, LLC:
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 7/17/25	430	$ 417,994
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 1/15/26	143	137,803
Gray Television, Inc.:
Term Loan, 7.929%, (SOFR + 2.50%), 1/2/26	85	84,849
Term Loan, 8.429%, (SOFR + 3.00%), 12/1/28	147	141,736
Hubbard Radio, LLC, Term Loan, 9.69%, (1 mo. USD LIBOR + 4.25%), 3/28/25	72	60,756
iHeartCommunications, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 5/1/26	67	56,987
Magnite, Inc., Term Loan, 10.538%, (SOFR + 5.00%), 4/28/28(17)	98	98,300
Sinclair Television Group, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 9/30/26	96	81,055
		$ 1,079,480
Metals/Mining — 0.2%
PMHC II, Inc., Term Loan, 9.807%, (SOFR + 4.25%), 4/23/29	199	$ 181,536
Zekelman Industries, Inc., Term Loan, 7.449%, (SOFR + 2.00%), 1/24/27	119	119,387
		$ 300,923
Oil, Gas & Consumable Fuels — 0.5%
Freeport LNG Investments, LLP, Term Loan, 9.177%, (SOFR + 3.50%), 12/21/28	98	$ 95,964
Matador Bidco S.a.r.l., Term Loan, 9.924%, (SOFR + 4.50%), 10/15/26	131	131,338
Oryx Midstream Services Permian Basin, LLC, Term Loan, 8.692%, (SOFR + 3.25%), 10/5/28	146	146,454
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 13.439%, (SOFR + 8.00%), 8/27/26	55	55,160
UGI Energy Services, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 2/22/30	218	218,221
		$ 647,137
Borrower/Description	Principal Amount* (000's omitted)		Value
Personal Products — 0.2%
HLF Financing S.a.r.l., Term Loan, 7.939%, (SOFR + 2.50%), 8/18/25		131	$ 129,456
Sunshine Luxembourg VII S.a.r.l., Term Loan, 9.24%, (SOFR + 3.75%), 10/1/26		146	146,240
			$ 275,696
Pharmaceuticals — 1.1%
Bausch Health Companies, Inc., Term Loan, 10.689%, (SOFR + 5.25%), 2/1/27		394	$ 309,036
Elanco Animal Health Incorporated, Term Loan, 7.165%, (SOFR + 1.75%), 8/1/27		270	264,162
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28		220	220,426
Mallinckrodt International Finance S.A.:
DIP Loan, 13.439%, (SOFR + 8.00%), 8/28/24		30	30,769
DIP Loan, 13.451%, (SOFR + 8.00%), 8/28/24		56	58,315
Term Loan, 12.703%, (SOFR + 7.25%), 9/30/27		625	476,101
Term Loan, 12.953%, (SOFR + 7.50%), 9/30/27		209	159,405
			$ 1,518,214
Professional Services — 1.2%
AlixPartners, LLP, Term Loan, 8.189%, (SOFR + 2.75%), 2/4/28		219	$ 219,390
Camelot U.S. Acquisition, LLC:
Term Loan, 8.439%, (SOFR + 3.00%), 10/30/26		224	224,440
Term Loan, 8.439%, (SOFR + 3.00%), 10/30/26		144	144,251
CoreLogic, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		390	355,903
Deerfield Dakota Holding, LLC, Term Loan, 9.14%, (SOFR + 3.75%), 4/9/27		314	304,297
Employbridge Holding Company, Term Loan, 10.407%, (SOFR + 4.75%), 7/19/28		221	192,317
Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 6.275%, (6 mo. EURIBOR + 2.38%), 7/15/25	EUR	111	116,916
Trans Union, LLC, Term Loan, 7.689%, (SOFR + 2.25%), 12/1/28		186	185,834
			$ 1,743,348
Real Estate Management & Development — 0.4%
Cushman & Wakefield U.S. Borrower, LLC:
Term Loan, 8.189%, (SOFR + 2.75%), 8/21/25		19	$ 19,213
Term Loan, 8.674%, (SOFR + 3.25%), 1/31/30		406	389,104
Term Loan, 9.324%, (SOFR + 4.00%), 1/31/30		167	159,586
			$ 567,903

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Road & Rail — 0.4%
Grab Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 1/29/26	154	$ 154,794
Kenan Advantage Group, Inc., Term Loan, 9.477%, (SOFR + 3.75%), 3/24/26	340	339,879
Uber Technologies, Inc., Term Loan, 8.159%, (SOFR + 2.75%), 3/3/30	110	110,322
		$ 604,995
Semiconductors & Semiconductor Equipment — 0.2%
Altar Bidco, Inc., Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29(17)	173	$ 171,501
Ultra Clean Holdings, Inc., Term Loan, 9.191%, (SOFR + 3.75%), 8/27/25	152	152,366
		$ 323,867
Software — 6.3%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26	674	$ 676,616
AppLovin Corporation, Term Loan, 8.424%, (SOFR + 3.10%), 8/16/30	208	207,538
AQA Acquisition Holding, Inc., Term Loan, 9.895%, (SOFR + 4.25%), 3/3/28	122	121,386
Astra Acquisition Corp.:
Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28	148	101,808
Term Loan - Second Lien, 14.527%, (SOFR + 8.88%), 10/25/29	250	131,218
Banff Merger Sub, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 10/2/25	342	341,704
Term Loan - Second Lien, 10.939%, (SOFR + 5.50%), 2/27/26	125	124,505
Central Parent, Inc., Term Loan, 9.406%, (SOFR + 4.00%), 7/6/29	323	321,225
CentralSquare Technologies, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 8/29/25	194	183,419
Ceridian HCM Holding, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 4/30/25	214	214,106
Cloud Software Group, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 3/30/29(17)	224	213,157
Cloudera, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 10/8/28	393	379,081
Constant Contact, Inc., Term Loan, 9.687%, (SOFR + 4.00%), 2/10/28	270	251,158
Cornerstone OnDemand, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 10/16/28	197	186,473
Delta TopCo, Inc.:
Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27	219	216,301
Term Loan - Second Lien, 12.569%, (SOFR + 7.25%), 12/1/28	300	297,750
Borrower/Description	Principal Amount* (000's omitted)	Value
Software (continued)
E2open, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 2/4/28	122	$ 120,739
ECI Macola Max Holding, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/27	195	193,923
Epicor Software Corporation:
Term Loan, 8.689%, (SOFR + 3.25%), 7/30/27	96	96,018
Term Loan, 9.074%, (SOFR + 3.75%), 7/30/27	125	125,359
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27	267	169,321
Greeneden U.S. Holdings II, LLC, Term Loan, 9.403%, (SOFR + 4.00%), 12/1/27	122	121,629
Imperva, Inc., Term Loan, 9.627%, (SOFR + 4.00%), 1/12/26	97	97,144
Ivanti Software, Inc., Term Loan, 9.907%, (SOFR + 4.25%), 12/1/27	214	190,638
Magenta Buyer, LLC:
Term Loan, 10.645%, (SOFR + 5.00%), 7/27/28	289	202,045
Term Loan - Second Lien, 13.895%, (SOFR + 8.25%), 7/27/29	75	32,475
Maverick Bidco, Inc., Term Loan, 9.283%, (SOFR + 3.75%), 5/18/28	123	119,930
McAfee, LLC, Term Loan, 9.165%, (SOFR + 3.75%), 3/1/29	395	378,295
Open Text Corporation, Term Loan, 8.174%, (SOFR + 2.75%), 1/31/30	194	194,524
Polaris Newco, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 6/2/28	368	347,885
Proofpoint, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 8/31/28	368	362,809
RealPage, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 4/24/28	392	383,403
Sabre GLBL, Inc., Term Loan, 9.674%, (SOFR + 4.25%), 6/30/28	175	149,917
SolarWinds Holdings, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/5/27	249	248,983
SS&C European Holdings S.a.r.l., Term Loan, 7.189%, (SOFR + 1.75%), 4/16/25	121	121,416
SS&C Technologies, Inc., Term Loan, 7.189%, (SOFR + 1.75%), 4/16/25	128	128,581
Ultimate Software Group, Inc. (The):
Term Loan, 8.764%, (SOFR + 3.25%), 5/4/26	608	605,539
Term Loan, 9.233%, (SOFR + 3.75%), 5/4/26	240	239,719
Veritas US, Inc., Term Loan, 10.439%, (SOFR + 5.11%), 9/1/25	388	329,459
		$ 8,927,196

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Specialty Retail — 0.9%
Great Outdoors Group, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 3/6/28	389	$ 386,750
Hoya Midco, LLC, Term Loan, 8.633%, (SOFR + 3.25%), 2/3/29	74	73,953
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27	438	437,203
Mattress Firm, Inc., Term Loan, 9.95%, (6 mo. USD LIBOR + 4.25%), 9/25/28	165	163,576
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28	220	217,758
		$ 1,279,240
Trading Companies & Distributors — 1.0%
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24	258	$ 242,407
Park River Holdings, Inc., Term Loan, 8.907%, (SOFR + 3.25%), 12/28/27	97	92,415
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28	585	502,871
SRS Distribution, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28	147	143,564
White Cap Buyer, LLC, Term Loan, 9.074%, (SOFR + 3.75%), 10/19/27	315	313,619
Windsor Holdings III, LLC, Term Loan, 9.815%, (SOFR + 4.50%), 8/1/30	150	149,725
		$ 1,444,601
Transportation Infrastructure — 0.1%
Brown Group Holding, LLC, Term Loan, 8.174%, (SOFR + 2.75%), 6/7/28	184	$ 181,402
		$ 181,402
Wireless Telecommunication Services — 0.1%
Digicel International Finance Limited, Term Loan, 8.902%, (3 mo. USD LIBOR + 3.25%), 5/28/24	118	$ 108,199
		$ 108,199
Total Senior Floating-Rate Loans (identified cost $52,345,551)		$ 50,037,013

Sovereign Government Bonds — 14.6%
Security	Principal Amount* (000's omitted)		Value
Albania — 0.3%
Albania Government International Bond, 5.90%, 6/9/28(15)	EUR	427	$ 437,515
			$ 437,515
Angola — 0.1%
Republic of Angola, 8.75%, 4/14/32(15)		230	$ 179,625
			$ 179,625
Argentina — 0.4%
Republic of Argentina:
0.75% to 7/9/27, 7/9/30(4)		194	$ 54,467
1.00%, 7/9/29		248	67,117
3.50% to 7/9/29, 7/9/41(4)		410	108,420
3.625% to 7/9/24, 7/9/35(4)		450	112,315
4.25% to 7/9/24, 1/9/38(4)		770	234,515
			$ 576,834
Bahrain — 0.5%
Kingdom of Bahrain:
5.625%, 9/30/31(15)		350	$ 306,066
6.75%, 9/20/29(15)		200	193,535
7.375%, 5/14/30(15)		200	198,228
			$ 697,829
Barbados — 0.3%
Government of Barbados, 6.50%, 10/1/29(1)		385	$ 363,240
			$ 363,240
Benin — 0.4%
Benin Government International Bond:
4.875%, 1/19/32(15)	EUR	241	$ 191,321
4.95%, 1/22/35(15)	EUR	100	72,009
6.875%, 1/19/52(15)	EUR	445	309,530
			$ 572,860
Chile — 0.6%
Chile Government International Bond:
2.45%, 1/31/31		200	$ 161,637
2.55%, 7/27/33		550	413,388

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Chile (continued)
Chile Government International Bond: (continued)
3.50%, 4/15/53		340	$ 212,592
			$ 787,617
Costa Rica — 0.1%
Costa Rica Government International Bond, 6.55%, 4/3/34(15)		200	$ 190,833
			$ 190,833
Croatia — 0.1%
Croatia Government International Bond, 1.75%, 3/4/41(15)	EUR	100	$ 71,563
			$ 71,563
Dominican Republic — 0.4%
Dominican Republic:
5.875%, 1/30/60(15)		191	$ 136,372
6.00%, 7/19/28(15)		200	190,320
6.40%, 6/5/49(15)		160	126,142
6.85%, 1/27/45(15)		150	125,573
			$ 578,407
Ecuador — 0.2%
Republic of Ecuador, 2.50%, 7/31/40(15)		1,260	$ 311,865
			$ 311,865
Egypt — 0.3%
Arab Republic of Egypt:
8.50%, 1/31/47(15)		318	$ 166,139
8.70%, 3/1/49(15)		200	106,000
8.875%, 5/29/50(15)		200	106,852
			$ 378,991
El Salvador — 0.3%
Republic of El Salvador:
5.875%, 1/30/25(15)		26	$ 23,953
6.375%, 1/18/27(15)		173	142,314
7.65%, 6/15/35(15)		10	7,049
8.25%, 4/10/32(15)		242	191,110
			$ 364,426
Security	Principal Amount* (000's omitted)		Value
Ethiopia — 0.2%
Ethiopia Government International Bond, 6.625%, 12/11/24(15)		400	$ 253,915
			$ 253,915
Ghana — 0.3%
Ghana Government International Bond:
7.625%, 5/16/29(14)(15)		200	$ 85,706
7.75%, 4/7/29(14)(15)		290	124,726
8.125%, 3/26/32(14)(15)		290	122,986
8.627%, 6/16/49(14)(15)		320	134,024
			$ 467,442
Guatemala — 0.1%
Guatemala Government International Bond, 5.375%, 4/24/32(15)		200	$ 178,339
			$ 178,339
Hungary — 0.4%
Hungary Government International Bond:
2.125%, 9/22/31(15)		310	$ 224,089
6.25%, 9/22/32(1)(15)		400	385,526
			$ 609,615
India — 0.2%
Export-Import Bank of India, 2.25%, 1/13/31(15)		368	$ 282,813
			$ 282,813
Indonesia — 0.9%
Indonesia Government International Bond:
3.55%, 3/31/32		554	$ 468,364
4.65%, 9/20/32		400	367,212
4.85%, 1/11/33		400	374,400
			$ 1,209,976
Ivory Coast — 0.4%
Ivory Coast Government International Bond:
6.625%, 3/22/48(15)	EUR	325	$ 231,691
6.875%, 10/17/40(15)	EUR	512	393,768
			$ 625,459
Jordan — 0.1%
Kingdom of Jordan, 7.375%, 10/10/47(15)		200	$ 151,828
			$ 151,828

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Kazakhstan — 0.2%
Kazakhstan Government International Bond, 6.50%, 7/21/45(15)		210	$ 206,816
			$ 206,816
Kenya — 0.1%
Government of Kenya, 7.25%, 2/28/28(15)		200	$ 162,910
			$ 162,910
Lebanon — 0.0%(12)
Lebanese Republic:
5.80%, 4/14/20(14)(15)		20	$ 1,287
6.10%, 10/4/22(14)(15)		337	20,999
6.15%, 6/19/20(14)		26	1,673
6.375%, 3/9/20(14)		385	24,768
6.40%, 5/26/23(14)		6	375
6.65%, 11/3/28(14)(15)		65	4,274
6.85%, 5/25/29(14)		2	128
8.20%, 5/17/33(14)		70	4,548
8.25%, 5/17/34(14)		58	3,868
			$ 61,920
Mexico — 0.8%
Mexico Government International Bond:
4.875%, 5/19/33		451	$ 396,329
5.00%, 4/27/51		400	296,495
5.40%, 2/9/28		415	408,113
			$ 1,100,937
Nigeria — 0.5%
Republic of Nigeria:
7.375%, 9/28/33(15)		440	$ 332,182
7.625%, 11/28/47(15)		200	135,546
7.696%, 2/23/38(15)		403	288,385
			$ 756,113
North Macedonia — 0.5%
North Macedonia Government International Bond:
1.625%, 3/10/28(15)	EUR	370	$ 319,202
6.96%, 3/13/27(15)	EUR	345	370,406
			$ 689,608
Oman — 0.5%
Oman Government International Bond:
5.375%, 3/8/27(15)		200	$ 193,921
Security	Principal Amount* (000's omitted)		Value
Oman (continued)
Oman Government International Bond: (continued)
6.25%, 1/25/31(15)		200	$ 194,719
7.375%, 10/28/32(15)		351	365,324
			$ 753,964
Panama — 0.4%
Panama Bonos del Tesoro, 6.375%, 7/25/33(1)(15)		20	$ 18,286
Panama Government International Bond, 6.70%, 1/26/36		622	584,868
			$ 603,154
Paraguay — 0.2%
Republic of Paraguay, 4.95%, 4/28/31(15)		259	$ 236,117
			$ 236,117
Peru — 0.4%
Peruvian Government International Bond:
2.783%, 1/23/31		150	$ 120,456
3.00%, 1/15/34		360	273,455
3.30%, 3/11/41		170	113,066
			$ 506,977
Romania — 0.9%
Romania Government International Bond:
1.75%, 7/13/30(15)	EUR	192	$ 155,117
2.00%, 1/28/32(15)	EUR	4	3,054
2.00%, 4/14/33(15)	EUR	198	144,464
2.124%, 7/16/31(15)	EUR	7	5,510
2.75%, 2/26/26(15)	EUR	84	85,210
2.75%, 4/14/41(15)	EUR	122	76,483
3.375%, 1/28/50(15)	EUR	258	162,050
3.624%, 5/26/30(15)	EUR	2	1,833
3.75%, 2/7/34(15)	EUR	14	11,730
4.625%, 4/3/49(15)	EUR	435	341,489
6.625%, 9/27/29(15)	EUR	235	256,385
			$ 1,243,325
Serbia — 0.3%
Serbia Government International Bond, 2.125%, 12/1/30(15)		605	$ 445,736
			$ 445,736
Sri Lanka — 0.5%
Sri Lanka Government International Bond:
5.75%, 4/18/23(14)(15)		370	$ 194,216

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Sri Lanka (continued)
Sri Lanka Government International Bond: (continued)
6.20%, 5/11/27(14)(15)	650	$ 327,242
6.85%, 11/3/25(14)(15)	410	214,207
		$ 735,665
Suriname — 1.1%
Republic of Suriname, 9.25%, 10/26/26(14)(15)	1,737	$ 1,585,013
		$ 1,585,013
Ukraine — 0.2%
Ukraine Government International Bond:
0.00%, GDP-Linked, 8/1/41(14)(15)(20)	83	$ 34,806
7.75%, 9/1/24(14)(15)	376	121,362
7.75%, 9/1/25(14)(15)	100	30,969
7.75%, 9/1/28(14)(15)	200	57,070
		$ 244,207
United Arab Emirates — 0.7%
Finance Department Government of Sharjah:
4.375%, 3/10/51(15)	670	$ 408,238
6.50%, 11/23/32(1)(15)	540	524,323
		$ 932,561
Uruguay — 0.3%
Uruguay Government Bond:
4.375%, 1/23/31	150	$ 142,066
5.10%, 6/18/50	210	182,463
5.75%, 10/28/34	140	140,446
		$ 464,975
Uzbekistan — 0.3%
Republic of Uzbekistan:
4.75%, 2/20/24(15)	240	$ 238,463
5.375%, 2/20/29(15)	200	178,254
		$ 416,717
Zambia — 0.1%
Zambia Government International Bond, 5.375%, 9/20/22(14)(15)	200	$ 110,011
		$ 110,011
Total Sovereign Government Bonds (identified cost $23,428,587)		$ 20,547,718

Sovereign Loans — 0.9%
Borrower/Description	Principal Amount (000's omitted)	Value
Tanzania — 0.9%
Government of the United Republic of Tanzania, Term Loan, 12.174%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	$1,288	$ 1,257,494
Total Sovereign Loans (identified cost $1,288,235)		$ 1,257,494

U.S. Government Agency Mortgage-Backed Securities — 22.0%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.196%, (COF + 1.254%), 1/1/35(21)	$189	$ 184,714
5.00%, 8/1/52	2,446	2,258,491
6.00%, 3/1/29	421	420,732
6.15%, 7/20/27	43	42,483
6.50%, 7/1/32	278	281,518
7.00%, 4/1/36	322	331,013
7.50%, 11/17/24	6	6,521
9.00%, 3/1/31	3	2,891
Federal National Mortgage Association:
4.44%, (6 mo. RFUCCT + 1.54%), 9/1/37(21)	120	119,768
5.00%, with various maturities to 2040	595	575,974
5.50%, 30-Year, TBA(22)	300	284,777
5.50%, with various maturities to 2033	430	424,934
6.00%, 11/1/23	1	1,039
6.334%, (COF + 2.004%), 7/1/32(21)	84	85,284
6.50%, with various maturities to 2036	685	693,829
7.00%, with various maturities to 2037	274	280,053
Government National Mortgage Association:
4.50%, 10/15/47	117	106,897
5.00%, 6/20/52	1,941	1,803,264
5.50%, 30-Year, TBA(22)	10,700	10,235,007
5.50%, with various maturities to 2062	936	895,365
6.00%, 30-Year, TBA(22)	11,000	10,779,453
6.00%, 7/20/53	249	245,531
6.50%, 30-Year, TBA(22)	800	798,516
7.50%, 8/15/25	14	13,937
8.00%, 3/15/34	215	219,391
9.50%, 7/15/25	0 (23)	56
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $31,833,661)		$ 31,091,438

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Short-Term Investments — 3.4%
Affiliated Fund — 3.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(24)	4,286,237	$ 4,286,237
Total Affiliated Fund (identified cost $4,286,237)		$ 4,286,237

U.S. Treasury Obligations — 0.4%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 11/30/23(25)	$500	$ 497,872
Total U.S. Treasury Obligations (identified cost $497,855)		$ 497,872
Total Short-Term Investments (identified cost $4,784,092)		$ 4,784,109
Total Investments — 128.7% (identified cost $206,162,572)		$181,510,330
Less Unfunded Loan Commitments — (0.0)%(12)		$ (1,073)
Net Investments — 128.7% (identified cost $206,161,499)		$181,509,257
Other Assets, Less Liabilities — (28.7)%		$ (40,467,506)
Net Assets — 100.0%		$141,041,751
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $55,323,353 or 39.2% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	When-issued, variable rate security whose interest rate will be determined after October 31, 2023
(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2023.
(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2023.
(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(9)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(10)	Non-income producing security.
(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(12)	Amount is less than 0.05% or (0.05)%, as applicable.
(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(14)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(15)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $15,295,042 or 10.8% of the Fund's net assets.
(16)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(17)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(18)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(19)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2023, the total value of unfunded loan commitments is $856. See Note 1F for description.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

(20)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(21)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.
(22)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(23)	Principal amount is less than $500.
(24)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(25)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	78,028	USD	83,554	12/20/23	$ (808)
USD	1,764,056	EUR	1,647,388	12/20/23	17,069
USD	671,662	EUR	627,241	12/20/23	6,499
USD	636,654	EUR	594,548	12/20/23	6,160
USD	607,426	EUR	567,253	12/20/23	5,878
USD	452,919	EUR	422,965	12/20/23	4,382
USD	118,847	EUR	112,618	12/20/23	(579)
USD	184,916	EUR	175,224	12/20/23	(902)
USD	279,871	EUR	265,202	12/20/23	(1,365)
					$36,334
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,444,534	EUR	1,362,717	Standard Chartered Bank	11/2/23	$ 2,644	$ —
EUR	262,792	USD	276,822	Citibank, N.A.	11/3/23	1,249	—
USD	1,442,209	EUR	1,362,716	Standard Chartered Bank	12/4/23	—	(1,528)
						$3,893	$(1,528)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	26	Long	12/29/23	$ 2,716,391	$ (20,332)
U.S. Ultra 10-Year Treasury Note	14	Long	12/19/23	1,523,594	(49,500)
Euro-Bobl	(12)	Short	12/7/23	(1,476,558)	8,507
Euro-Bund	(6)	Short	12/7/23	(818,906)	7,888

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures (continued)
Euro-Buxl	(5)	Short	12/7/23	$ (637,082)	$ 53,434
U.S. 2-Year Treasury Note	(4)	Short	12/29/23	(809,688)	1,312
U.S. 5-Year Treasury Note	(33)	Short	12/29/23	(3,447,727)	26,625
U.S. 10-Year Treasury Note	(20)	Short	12/19/23	(2,123,437)	71,618
U.S. Long Treasury Bond	(7)	Short	12/19/23	(766,063)	40,201
U.S. Ultra-Long Treasury Bond	(15)	Short	12/19/23	(1,688,438)	196,556
					$336,309
Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	$ 2,518	1.00% (pays quarterly)(1)	1.81%	12/20/28	$ (87,743)	$ 91,037	$ 3,294
Colombia	5,000	1.00% (pays quarterly)(1)	2.20	12/20/28	(257,566)	279,820	22,254
Croatia	5,000	1.00% (pays quarterly)(1)	0.86	12/20/28	36,485	(45,014)	(8,529)
Hungary	2,200	1.00% (pays quarterly)(1)	1.59	12/20/28	(55,127)	48,366	(6,761)
Indonesia	3,000	1.00% (pays quarterly)(1)	0.98	12/20/28	5,974	(18,500)	(12,526)
Mexico	2,500	1.00% (pays quarterly)(1)	1.21	12/20/28	(20,783)	21,873	1,090
Peru	2,000	1.00% (pays quarterly)(1)	1.00	12/20/28	2,436	(16,903)	(14,467)
Total	$22,218				$ (376,324)	$360,679	$ (15,645)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	Citibank, N.A.	$ 1,050	1.00% (pays quarterly)(1)	2.57%	12/20/31	$ (101,516)	$ 123,815	$ 22,299
Mexico	Citibank, N.A.	688	1.00% (pays quarterly)(1)	1.74	12/20/31	(31,788)	25,018	(6,770)
Romania	Barclays Bank PLC	4,000	1.00% (pays quarterly)(1)	1.59	6/20/28	(90,624)	197,251	106,627
Total		$5,738				$(223,928)	$346,084	$122,156

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Portfolio of Investments — continued

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2023, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $27,956,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
COF	– Cost of Funds 11th District
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
RFUCCT	– Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $199,793,581)	$ 175,589,454
Affiliated investments, at value (identified cost $6,367,918)	5,919,803
Cash	1,646,359
Deposits for derivatives collateral:
Futures contracts	231,708
Centrally cleared derivatives	4,530,091
OTC derivatives - swap contracts	146,000
Foreign currency, at value (identified cost $1,183,186)	1,193,224
Interest receivable	1,447,103
Interest and dividends receivable from affiliated investments	30,579
Receivable for investments sold	853,691
Receivable for variation margin on open centrally cleared derivatives	36,355
Receivable for open forward foreign currency exchange contracts	3,893
Receivable for open swap contracts	128,926
Tax reclaims receivable	115
Prepaid upfront fees on notes payable	15,254
Trustees' deferred compensation plan	76,520
Prepaid expenses	4,021
Total assets	$191,853,096
Liabilities
Notes payable	$ 25,500,000
Payable for investments purchased	974,338
Payable for when-issued/delayed delivery/forward commitment securities	23,044,339
Payable for variation margin on open futures contracts	8,765
Payable for open forward foreign currency exchange contracts	1,528
Payable for open swap contracts	6,770
Upfront receipts on open non-centrally cleared swap contracts	346,084
Payable to affiliates:
Investment adviser fee	142,223
Trustees' fees	935
Trustees' deferred compensation plan	76,520
Accrued expenses	709,843
Total liabilities	$ 50,811,345
Net Assets	$141,041,751
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 134,427
Additional paid-in capital	192,943,893
Accumulated loss	(52,036,569)
Net Assets	$141,041,751
Common Shares Issued and Outstanding	13,442,697
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 10.49

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 5,848
Dividend income from affiliated investments	316,330
Interest and other income	13,764,831
Interest income from affiliated investments	94,415
Total investment income	$14,181,424
Expenses
Investment adviser fee	$ 1,559,452
Trustees’ fees and expenses	11,136
Custodian fee	210,216
Transfer and dividend disbursing agent fees	18,705
Legal and accounting services	150,910
Printing and postage	103,939
Interest expense and fees	1,791,493
Miscellaneous	38,464
Total expenses	$ 3,884,315
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 10,425
Total expense reductions	$ 10,425
Net expenses	$ 3,873,890
Net investment income	$10,307,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (5,537,289)
Futures contracts	1,293,147
Swap contracts	1,521,416
Foreign currency transactions	(70,708)
Forward foreign currency exchange contracts	(29,413)
Net realized loss	$ (2,822,847)
Change in unrealized appreciation (depreciation):
Investments	$ 6,167,062
Investments - affiliated investments	(66,902)
Futures contracts	(653,352)
Swap contracts	245,648
Foreign currency	74,354
Forward foreign currency exchange contracts	17,745
Net change in unrealized appreciation (depreciation)	$ 5,784,555
Net realized and unrealized gain	$ 2,961,708
Net increase in net assets from operations	$13,269,242

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,307,534	$ 7,502,830
Net realized loss	(2,822,847)	(10,891,448)
Net change in unrealized appreciation (depreciation)	5,784,555	(18,552,322)
Net increase (decrease) in net assets from operations	$ 13,269,242	$ (21,940,940)
Distributions to shareholders	$ (11,686,317)	$ (8,946,641)
Tax return of capital to shareholders	$ (1,463,018)	$ (7,133,373)
Capital share transactions:
Reinvestment of distributions	$ 38,345	$ 253,334
Net increase in net assets from capital share transactions	$ 38,345	$ 253,334
Net increase (decrease) in net assets	$ 158,252	$ (37,767,620)
Net Assets
At beginning of year	$ 140,883,499	$ 178,651,119
At end of year	$141,041,751	$140,883,499

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Statement of Cash Flows

Year Ended
October 31, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 13,269,242
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(413,443,226)
Investments sold and principal repayments	418,888,343
Decrease in short-term investments, net	1,722,463
Net amortization/accretion of premium (discount)	219,194
Amortization of prepaid upfront fees on notes payable	37,719
Increase in interest receivable	(60,746)
Increase in interest and dividends receivable from affiliated investments	(5,918)
Decrease in receivable for variation margin on open futures contracts	74,179
Increase in receivable for variation margin on open centrally cleared derivatives	(36,355)
Increase in receivable for open swap contracts	(81,718)
Decrease in receivable for closed swap contracts	100,384
Decrease in receivable from the transfer agent	37,822
Increase in tax reclaims receivable	(115)
Increase in Trustees’ deferred compensation plan	(76,520)
Increase in prepaid expenses	(153)
Decrease in payable for variation margin on open centrally cleared derivatives	(38,094)
Increase in payable for variation margin on open futures contracts	8,765
Decrease in payable for open swap contracts	(54,612)
Decrease in upfront receipts on open non-centrally cleared swap contracts	(307,975)
Decrease in payable to affiliate for investment adviser fee	(1,051)
Decrease in payable to affiliate for Trustees' fees	(463)
Increase in payable to affiliate for Trustees' deferred compensation plan	76,520
Increase in accrued expenses	342,091
Decrease in unfunded loan commitments	(61,226)
Net change in unrealized (appreciation) depreciation from investments	(6,100,160)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts (OTC)	(12,475)
Net realized loss from investments	5,537,289
Net cash provided by operating activities	$ 20,033,204
Cash Flows From Financing Activities
Cash distributions paid	$ (13,110,990)
Proceeds from notes payable	3,000,000
Repayments of notes payable	(9,500,000)
Payment of upfront fees on notes payable	(37,500)
Net cash used in financing activities	$ (19,648,490)
Net increase in cash and restricted cash*	$ 384,714
Cash and restricted cash at beginning of year (including foreign currency)	$ 7,362,668
Cash and restricted cash at end of year (including foreign currency)	$ 7,747,382
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 38,345
Cash paid for interest and fees on borrowings	1,481,730
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(15,837).

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2023
Cash	$ 1,646,359
Deposits for derivatives collateral:
Futures contracts	231,708
Centrally cleared derivatives	4,530,091
OTC derivatives - swap contracts	146,000
Foreign currency	1,193,224
Total cash and restricted cash as shown on the Statement of Cash Flows	$7,747,382

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Financial Highlights

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 10.480	$ 13.310	$ 13.230	$ 14.520	$ 14.750
Income (Loss) From Operations
Net investment income(1)	$ 0.767	$ 0.559	$ 0.708	$ 0.486	$ 0.731
Net realized and unrealized gain (loss)	0.221	(2.191)	0.428	(0.871)	(0.121)
Total income (loss) from operations	$ 0.988	$ (1.632)	$ 1.136	$ (0.385)	$ 0.610
Less Distributions
From net investment income	$ (0.869)	$ (0.667)	$ (0.602)	$ (0.764)	$ (0.840)
Tax return of capital	(0.109)	(0.531)	(0.490)	(0.141)	—
Total distributions	$ (0.978)	$ (1.198)	$ (1.092)	$ (0.905)	$ (0.840)
Discount on tender offer(1)	$ —	$ —	$ 0.036	$ —	$ —
Net asset value — End of year	$ 10.490	$ 10.480	$ 13.310	$ 13.230	$ 14.520
Market value — End of year	$ 9.950	$ 10.640	$ 13.530	$ 11.850	$ 13.210
Total Investment Return on Net Asset Value(2)	10.20%	(12.67)%	9.29%	(1.80)%	4.93%
Total Investment Return on Market Value(2)	2.86%	(12.71)%	23.94%	(3.32)%	10.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$141,042	$140,883	$178,651	$236,628	$259,649
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.44% (3)	1.47% (3)	1.35%	1.48%	1.41%
Interest and fee expense(4)	1.24%	0.75%	0.28%	0.57%	1.14%
Total expenses	2.68% (3)	2.22% (3)	1.63%	2.05%	2.55%
Net investment income	7.14%	4.70%	5.16%	3.59%	4.97%
Portfolio Turnover	231% (5)	182% (5)	76% (5)	47%	46%
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 25,500	$ 32,000	$ 43,000	$ 55,000	$ 85,000
Asset coverage per $1,000 of notes payable(6)	$ 6,531	$ 5,403	$ 5,155	$ 5,302	$ 4,055
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7).
(5)	Includes the effect of To Be Announced (TBA) transactions.
(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See Notes to Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2023, the Fund had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

K  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
L  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
M  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$11,686,317	$8,946,641
Tax return of capital	$ 1,463,018	$7,133,373

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (26,675,706)
Net unrealized depreciation	(25,360,863)
Accumulated loss	$(52,036,569)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $26,675,706 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $10,002,745 are short-term and $16,672,961 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 206,928,992
Gross unrealized appreciation	$ 2,704,316
Gross unrealized depreciation	(28,091,477)
Net unrealized depreciation	$ (25,387,161)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations in a given country denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.
The investment advisory agreement provides that if investment leverage exceeds 40% of the Fund's total leveraged assets, EVM shall not be entitled to receive the above described compensation with respect to total leveraged assets in excess of this amount. As of October 31, 2023, the Fund's investment leverage was 32% of its total leveraged assets. For the year ended October 31, 2023, the investment adviser fee amounted to $1,559,452 or 0.75% of the Fund’s average daily total leveraged assets and 1.08% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $10,425 relating to the Fund’s investment in the Liquidity Fund.
Trustees and officers of the Fund who are members of EVM's organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and TBA transactions, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 37,714,599	$ 43,993,671
U.S. Government and Agency Securities	376,693,276	374,412,998
	$414,407,875	$418,406,669
5  Common Shares of Beneficial Interest
Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended October 31, 2023 and October 31, 2022 were
3,567 and 21,555, respectively.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2023 and October 31, 2022.
6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $225,456. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $340,170 at October 31, 2023.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss	$ 44,895*	$ 39,988*	$ 406,141*	$ 491,024
Receivable for open forward foreign currency exchange contracts	—	3,893	—	3,893
Total Asset Derivatives	$ 44,895	$43,881	$406,141	$ 494,917
Derivatives not subject to master netting or similar agreements	$ 44,895	$39,988	$406,141	$ 491,024
Total Asset Derivatives subject to master netting or similar agreements	$ —	$ 3,893	$ —	$ 3,893
Accumulated loss	$ (421,219)*	$ (3,654)*	$ (69,832)*	$ (494,705)
Payable for open forward foreign currency exchange contracts	—	(1,528)	—	(1,528)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(223,928)	—	—	(223,928)
Total Liability Derivatives	$(645,147)	$ (5,182)	$ (69,832)	$(720,161)
Derivatives not subject to master netting or similar agreements	$(421,219)	$ (3,654)	$ (69,832)	$(494,705)
Total Liability Derivatives subject to master netting or similar agreements	$(223,928)	$ (1,528)	$ —	$(225,456)
*	For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Citibank, N.A.	$ 1,249	$ (1,249)	$ —	$ —	$ —
Standard Chartered Bank	2,644	(1,528)	—	—	1,116
	$3,893	$(2,777)	$ —	$ —	$1,116

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Barclays Bank PLC	$ (90,624)	$ —	$ 27,881	$ 62,743	$ —
Citibank, N.A.	(133,304)	1,249	132,055	—	—
Standard Chartered Bank	(1,528)	1,528	—	—	—
	$(225,456)	$2,777	$159,936	$62,743	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$ 1,293,147	$ 1,293,147
Swap contracts	1,521,416	—	—	1,521,416
Forward foreign currency exchange contracts	—	(29,413)	—	(29,413)
Total	$1,521,416	$(29,413)	$1,293,147	$2,785,150
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$ (653,352)	$ (653,352)
Swap contracts	245,648	—	—	245,648
Forward foreign currency exchange contracts	—	17,745	—	17,745
Total	$ 245,648	$ 17,745	$ (653,352)	$ (389,959)

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$639,000	$11,648,000	$6,444,000	$31,862,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
7  Credit Agreement
The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $75 million ($85 million prior to March 14, 2023) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through March 12, 2024, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 14, 2023, the Fund paid an upfront fee of $37,500, which is being amortized to interest expense through March 12, 2024. The unamortized balance at October 31, 2023 is approximately $15,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2023, the Fund had borrowings outstanding under the Agreement of $25,500,000 at an annual interest rate of 6.27%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2023 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2023. For the year ended October 31, 2023, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $27,652,055 and 5.89%, respectively.
8  Affiliated Investments
At October 31, 2023, the value of the Fund’s investment in issuers and funds that may be deemed to be affiliated was $5,919,803, which represents 4.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class B, 4.281%, 6/15/47	$ —	$ 218,550	$ —	$ —	$ 604	$ 219,763	$ 7,851	$ 240,000
Series 2016-C29, Class D, 3.00%, 5/15/49	755,772	—	—	—	(36,719)	724,848	35,795	1,000,000
Series 2016-C32, Class D, 3.396%, 12/15/49	181,046	—	—	—	(17,539)	165,101	10,084	250,000
Morgan Stanley Capital I Trust, Series 2016-UBS12, Class D, 3.312%, 12/15/49	529,537	—	—	—	(13,248)	523,854	40,685	1,000,000
Short-Term Investments
Liquidity Fund	5,734,874	64,105,847	(65,554,484)	—	—	4,286,237	316,330	4,286,237
Total				$ —	$(66,902)	$5,919,803	$410,745

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 27,280,992	$ —	$ 27,280,992
Collateralized Mortgage Obligations	—	16,497,718	—	16,497,718
Commercial Mortgage-Backed Securities	—	11,383,103	—	11,383,103
Common Stocks	10,998	424,408	6,181	441,587
Corporate Bonds	—	18,046,688	—	18,046,688
Preferred Stocks	—	142,470	—	142,470
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	49,954,878	81,062	50,035,940
Sovereign Government Bonds	—	20,547,718	—	20,547,718
Sovereign Loans	—	1,257,494	—	1,257,494
U.S. Government Agency Mortgage-Backed Securities	—	31,091,438	—	31,091,438
Short-Term Investments:
Affiliated Fund	4,286,237	—	—	4,286,237
U.S. Treasury Obligations	—	497,872	—	497,872
Total Investments	$ 4,297,235	$ 177,124,779	$ 87,243	$ 181,509,257
Forward Foreign Currency Exchange Contracts	$ —	$ 43,881	$ —	$ 43,881
Futures Contracts	406,141	—	—	406,141
Swap Contracts	—	44,895	—	44,895
Total	$ 4,703,376	$ 177,213,555	$ 87,243	$ 182,004,174
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (5,182)	$ —	$ (5,182)
Futures Contracts	(69,832)	—	—	(69,832)
Swap Contracts	—	(645,147)	—	(645,147)
Total	$ (69,832)	$ (650,329)	$ —	$ (720,161)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $6,589, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 50.20% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (EQ) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Short Duration Diversified Income Fund
c/o Equiniti Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index and lower than its custom benchmark index for the three-year period. After considering the relative underperformance of the Fund over the longer term, the Board noted that the Fund’s performance record had improved relative to its peer group in more recent periods. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Class I Trustee	Until 2024. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser(2) 1962	Class II Trustee	Until 2025. 3 years. Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class III Trustee	Until 2026. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2024. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Class II Trustee	Until 2025. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class III Trustee	Until 2026. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2025. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2026. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class II Trustee	Until 2025. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2024. 3 years. Since 2016.	Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Class III Trustee	Until 2026. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)    Ms. Pachnanda began serving as Trustee effective April 1, 2023.
(2)    Mr. Bowser began serving as Trustee effective January 4, 2023.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Potential Conflicts of Interest — continued

barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Potential Conflicts of Interest — continued

equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Potential Conflicts of Interest — continued

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Potential Conflicts of Interest — continued

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2023
Potential Conflicts of Interest — continued

or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1940 Act and the Employee Retirement Income Security Act, as amended (“ERISA”), impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

2319    10.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr.

Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$102,933	$92,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$103,283	$92,600

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/22	10/31/23
Registrant	$350	$0
Eaton Vance(1)	$52,836	$0

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Akbar A. Causer, Catherine M. McDermott, Federico Sequeda, and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Causer is a Vice President of EVM, has been a portfolio manager of the Fund since September 2021 and has been employed by EVM since 2017. Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Sequeda is a Vice President of EVM, has been a portfolio manager of the Fund since September 2021 and has been employed by EVM for more than five years. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Mr. Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Akbar A. Causer
Registered Investment Companies	2	$1,878.9	0	$0
Other Pooled Investment Vehicles	8	$2,438.8	0	$0
Other Accounts	2	$155.2	0	$0
Catherine C. McDermott
Registered Investment Companies	6	$3,688.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Federico Sequeda, CFA
Registered Investment Companies	5	$9,462.2	0	$0
Other Pooled Investment Vehicles	2	$261.2	0	$0
Other Accounts	1	$137.6	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	6	$11,795.5	0	$0
Other Pooled Investment Vehicles	2	$83.7	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Akbar A. Causer	None
Catherine C. McDermott	None
Federico Sequeda, CFA	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date:	December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date:	December 22, 2023